JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated December 1, 2020 to the current Prospectus, as may be supplemented

APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to each fund’s prospectus, with respect to Edward D. Jones & Co., L.P., is revised and restated as follows. No other changes apply to Appendix 1, and, accordingly, the disclosures provided for other financial intermediaries listed on Appendix 1 remain unchanged.

Edward D. Jones & Co., L.P. (Edward Jones)

Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures
•	Shares purchased in an Edward Jones fee-based program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions. are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C Shares available at Edward Jones

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	Shares sold upon the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)
•	Return of excess contributions from an Individual Retirement Account (IRA)
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable
•	Shares acquired through a right of reinstatement
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus
•	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)
•	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.